Exhibit 99


                                                          [LOGO] ARTHUR ANDERSEN




Office of the Chief Accountant                        ARTHUR ANDERSEN LLP
Securities and Exchange Commission                    45 South Seventh Street
450 Fifth Street, N.W.                                Minneapolis, MN 55402-2800
Washington, D.C. 20549                                Tel 612 332 1111
                                                      www.arthurandersen.com


August 24, 2001





Dear Sir/Madam:


We have read the first four paragraphs of Item 4 included in the Form 8-K/A dated August 24, 2001 of Protide Pharmaceuticals, Inc. (formerly Celox Laboratories, Inc.) filed with the Securities and Exchange Commission and are in agreemtnt with the statements contained therein.


Very truly yours,

Arthur Andersen LLP


By /s/ David A. Olson
David A. Olson

JLD

Copy to:
David E. Tess, Chief Financial Officer, Protide Pharmaceuticals, Inc.